Exhibit (21.1)

Registrant

ECOLAB INC.

Entity Name	Domestic Jurisdiction
1712279 Alberta ULC	Alberta
NLC PROCESS AND WATER SERVICES SARL	Algeria
NALCO ANGOLA PRESTACAO DE SERVICOS, LIMITADA	Angola
ONES WEST AFRICA LLC, ANGOLA BRANCH	Angola
Ecolab (Antigua) Ltd.	Antigua & Barbuda
Ecolab S.A.	Argentina
NALCO ARGENTINA S.R.L.	Argentina
Ecolab (Aruba) N.V.	Aruba
Ecolab (Fiji) Pty Limited	Australia
Ecolab AU2 Pty Ltd	Australia
Ecolab Pty Ltd.	Australia
Gibson Chemicals Pty Ltd	Australia
NALCO AUSTRALIA WORLDWIDE HOLDINGS PTY. LTD.	Australia
Ecolab AT 2 GmbH	Austria
Ecolab GmbH	Austria
Ecolab Holding Europe GmbH	Austria
NALCO HOLDINGS G.m.b.H.	Austria
NALCO OSTERREICH Ges m.b.H.	Austria
NALCO OSTERREICH SERVICES GES.M.B.H.	Austria
Nalco Azerbaijan LLC	Azerbaijan
Ecolab Limited	Bahamas
Ecolab (Barbados) Limited	Barbados
Ecolab B.V.B.A./S.P.R.L.	Belgium
Ecolab Production Belgium B.V.B.A.	Belgium
Kay BVBA	Belgium
NALCO BELGIUM BVBA	Belgium
NALCO BELGIUM SERVICES BVBA	Belgium
Ecolab BM 1 Limited	Bermuda
ADECOM QUIMICA LTDA	Brazil
Ecolab Quimica Ltda.	Brazil
Ecolab EOOD	Bulgaria
GO2 WATER LLC	California
Ecolab Cayman 1 Limited	Cayman Islands
Ecolab Cayman 2 Limited	Cayman Islands
MOBOTEC PRC CO. LTD.	Cayman Islands
Ecolab S.A.	Chile
NALCO INDUSTRIAL SERVICES CHILE LIMITADA	Chile
Ecolab (China) Investment Co., Ltd	China
Ecolab (GZ) Chemicals Limited	China
Ecolab (Taicang) Technology Co., Ltd.	China
Ecolab Chemicals Limited	China
Guangzhou Green Harbour Environmental Operation Ltd.	China
Guangzhou Green Harbour Termite Control Ltd.	China
Jiaxiang Medical Electronics and Technology Company	China
Nalco (China) Environmental Solution Co. Ltd.	China
NALCO (SHANGHAI) TRADING CO. LTD.	China
NALCO INDUSTRIAL SERVICES (NANJING) CO., LTD.	China
NALCO INDUSTRIAL SERVICES (SUZHOU) CO., LTD.	China
NALCO MOBOTEC ENVIRONMENT PROTECTION TECHNOLOGY (SHANGHAI) CO., LTD.	China
SHANGHAI BRANCH OF NALCO INDUSTRIAL SERVICES (SUZHOU) CO. LTD.	China
Shanghai Likang Biological High-Tech Co., Ltd.	China
Shanghai Likang Disinfectant High-Tech Company, Limited	China
Ecolab Colombia S. A.	Colombia
NALCO DE COLOMBIA LTDA	Colombia
Quimiproductos Colombia, S.A.S.	Colombia
Ecolab SRL	Costa Rica
Ecolab d.o.o.	Croatia
NALCO CYPRUS HOLDINGS LIMITED	Cyprus
Ecolab Hygiene s.r.o.	Czech Republic
NALCO CZECHIA s.r.o.	Czech Republic
CALGON LLC	Delaware

Century LLC	Delaware
Ecolab AP Holdings LLC	Delaware
Ecolab Holdings (Europe) LLC	Delaware
Ecolab Holdings Inc.	Delaware
Ecolab Inc.	Delaware
Ecolab Investment LLC	Delaware
Ecolab Israel Holdings LLC	Delaware
Ecolab Lux Partner LLC	Delaware
Ecolab Manufacturing Inc.	Delaware
Ecolab MT Holdings LLC	Delaware
Ecolab MX Partner LLC	Delaware
Ecolab US 1 GP	Delaware
Ecolab U.S. 2 Inc.	Delaware
Ecolab USA Inc.	Delaware
Ecolabeight Inc.	Delaware
Ecovation, Inc.	Delaware
GCS Service, Inc.	Delaware
Krofta Technologies, LLC	Delaware
MAGMILL CO. LLC	Delaware
Microtek Medical Inc.	Delaware
MinPlus, Inc.	Delaware
Nalco Cal Water, LLC	Delaware
NALCO CHINA HOLDINGS LLC	Delaware
NALCO COMPANY	Delaware
Nalco Crossbow Water LLC	Delaware
NALCO DELAWARE COMPANY	Delaware
Nalco Energy Services Equatorial Guinea LLC	Delaware
NALCO ENERGY SERVICES MIDDLE EAST HOLDINGS, INC.	Delaware
Nalco Environmental Solutions LLC	Delaware
NALCO EUROPEAN HOLDING LLC	Delaware
Nalco Fab-Tech LLC	Delaware
NALCO FINANCE HOLDINGS INC.	Delaware
NALCO FINANCE HOLDINGS LLC	Delaware
NALCO GLOBAL HOLDINGS LLC	Delaware
NALCO HOLDING COMPANY	Delaware
NALCO HOLDINGS LLC	Delaware
NALCO INDUSTRIAL OUTSOURCING COMPANY	Delaware
NALCO INTERNATIONAL HOLDINGS LLC	Delaware
NALCO IP HOLDER LLC	Delaware
NALCO IRAQ HOLDING LLC	Delaware
NALCO LEASING CORPORATION	Delaware
NALCO MOBOTEC LLC	Delaware
NALCO PWS, INC.	Delaware
NALCO RECEIVABLES II LLC	Delaware
NALCO RECEIVABLES LLC	Delaware
NALCO TEXAS LEASING LLC	Delaware
Nalco Tiorco Middle East Holdings, LLC	Delaware
NALCO TWO, INC.	Delaware
NALCO U.S. HOLDINGS LLC	Delaware
NALCO WORLDWIDE HOLDINGS LLC	Delaware
NALFIRST HOLDING, INC.	Delaware
NALFIRST LEASING CORPORATION	Delaware
NALFLEET, INC.	Delaware
NALTECH, INC.	Delaware
NDC LLC	Delaware
NI ACQUISITION HOLDING LLC	Delaware
ONES WEST AFRICA LLC	Delaware
Quantum Technical Services, LLC	Delaware
Res-Kem General Water LLC	Delaware
RES-KEM LLC	Delaware
TIORCO LLC	Delaware
Total Enterprise Control LLC	Delaware
TREATED WATER OUTSOURCING LLC	Delaware
TWO LLC	Delaware
Wabasha Leasing LLC	Delaware
Ecolab ApS	Denmark

NALCO DANMARK APS	Denmark
Dominican Republic Branch of Nalco Company	Dominican Republic
Microtek Dominicana S.A.	Dominican Republic
Ecolab Ecuador	Ecuador
NALCO EGYPT TRADING	Egypt
NALCO EGYPT, LTD.	Egypt
NALCO ENERGY SERVICES MARKETING LIMITED, EGYPT (BRANCH)	Egypt
Ecolab, S.A. de C.V.	El Salvador
Ecolab Co.	Federally Chartered
NALCO FINLAND MANUFACTURING OY	Finland
NALCO FINLAND OY	Finland
NALCO FINLAND SERVICES OY	Finland
Oy Ecolab AB	Finland
Linkwell Tech Group, Inc.	Florida
Amboile Services SAS	France
Ecolab Production France SAS	France
Ecolab SAS	France
Ecolab SNC	France
Europlak S.A.S.	France
NALCO FRANCE	France
NALCO FRANCE SERVICES S.A.S.	France
NALCO FRANCE SNC	France
Shield Medicare sarl	France
Global Resources International, Inc.	Georgia
Microtek Medical Holdings Inc.	Georgia
Ecolab Deutschland GmbH	Germany
Ecolab Engineering GmbH	Germany
Ecolab Export GmbH	Germany
J. F. Knauer Industrie-Elektronik GmbH	Germany
NALCO DEUTSCHLAND GMBH	Germany
NALCO DEUTSCHLAND MANUFACTURING GMBH UND CO. KG	Germany
NALCO DEUTSCHLAND SERVICE GMBH UND CO KG	Germany
Nalco Grundbesitz GmbH & Co. KG	Germany
NALCO MANUFACTURING BETEILIGUNGS GMBH	Germany
Nalco Real Estate GmbH	Germany
NALCO SERVICE BETEILIGUNGS GMBH	Germany
NALCO ENERGY SERVICES (GHANA) LIMITED	Ghana
Ecolab A.E.B.E.	Greece
NALCO HELLAS S.A.	Greece
Ecolab (Guam) LLC	Guam
Ecolab, Sociedad Anonima	Guatemala
Quimicas Ecolab, S.A. de C.V.	Honduras
Ecolab Limited	Hong Kong
Ecolab Name Holding Limited	Hong Kong
Green Harbour Mainland Holdings Ltd	Hong Kong
NALCO HONG KONG LIMITED	Hong Kong
Ecolab Hygiene Kft.	Hungary
NALCO HUNGARY INDUSTRIAL COMMERCIAL LLC	Hungary
Ecolab Food Safety & Hygiene Solutions Private Limited	India
Nalco Water India Limited	India
P.T. NALCO INDONESIA	Indonesia
PT Ecolab Indonesia	Indonesia
Nalco Iraq Holding Limited, Representative Office	Iraq
Ecolab (Holdings) Limited	Ireland
Ecolab Finance Company Limited	Ireland
Ecolab Limited	Ireland
Kilco Chemicals (Ireland) Limited	Ireland
Ecolab JVZ Limited	Israel
NALCO ISRAEL INDUSTRIAL SERVICES LTD	Israel
Ecolab Holding Italy S.r.l.	Italy
Ecolab Production Italy Srl	Italy
Ecolab Srl	Italy
Esoform Manufacturing S.R.L.	Italy
ESOFORM S.R.L	Italy
Findesadue Srl	Italy
NALCO ITALIANA HOLDINGS S.R.L.	Italy

NALCO ITALIANA MANUFACTURING S.R.L.	Italy
NALCO ITALIANA SERVICES S.R.L.	Italy
NALCO ITALIANA SrL	Italy
NALCO TECNOLOGIE DIVERSIFICATE SrL	Italy
Ecolab Limited	Jamaica
Ecolab G.K.	Japan
KATAYAMA NALCO INC.	Japan
Nalco Japan G.K.	Japan
NALCO GULF LIMITED	Jersey
Ecolab East Africa (Kenya) Limited	Kenya
Ecolab Korea Ltd.	Korea, Republic Of
NALCO KOREA LIMITED	Korea, Republic Of
Ecolab, SIA	Latvia
Nalco Libya	Libya
Nalco Limited - Libya Branch	Libya
Ecolab LUX & Co Holdings S.C.A.	Luxembourg
Ecolab LUX 1 Sarl	Luxembourg
Ecolab LUX 2 Sarl	Luxembourg
Ecolab LUX 3 Sarl	Luxembourg
Ecolab LUX 4 Sarl	Luxembourg
Ecolab LUX 5 S.a.r.l.	Luxembourg
Ecolab LUX 7 Sarl	Luxembourg
Ecolab Lux 9 S.a.r.l.	Luxembourg
Ecolab LUX Sarl	Luxembourg
NALCO LUXEMBOURG HOLDINGS SARL	Luxembourg
Ecolab-Importacao E. Exportacao Limitada	Macau
CHEMASIA INDUSTRIES SDN. BHD.	Malaysia
CSC KEMICO (SOUTH EAST ASIA) SDN BHD.	Malaysia
Ecolab Sdn Bhd	Malaysia
NALCO INDUSTRIAL SERVICES MALAYSIA SDN. BHD	Malaysia
Ecolab MT Limited	Malta
Microtek Medical Malta Holding Limited	Malta
Microtek Medical Malta Limited	Malta
Ecolab Holdings Mexico, S. de R. L. de C. V.	Mexico
Ecolab MX 2 S de RL de CV	Mexico
Ecolab, S. de R.L. de C.V.	Mexico
Industria Mexicana de Químicos, S.A. de C.V.	Mexico
NALCO DE MEXICO, S. de R. L. de C.V.	Mexico
NALCO HOLDINGS, S.N.C. DE C.V.	Mexico
Quimiproductos, S.A. de C.V.	Mexico
Nalco Gulf Response Corp.	Michigan
Ecolab Foundation	Minnesota
Ecolab Maroc S.A.	Morocco
DERYSHARES B.V.	Netherlands
Ecolab B.V.	Netherlands
ECOLAB NL 10 B.V.	Netherlands
Ecolab NL 11 B.V.	Netherlands
Ecolab NL 3 BV	Netherlands
Ecolab NL 4 BV	Netherlands
Ecolab NL 5 BV	Netherlands
Ecolab NL 6 BV	Netherlands
Ecolab NL 7 C.V.	Netherlands
Ecolab NL 8 B.V.	Netherlands
ECOLAB NL 9 B.V.	Netherlands
Ecolab Production Netherlands B.V.	Netherlands
Ecolabone B.V.	Netherlands
Ecolabtwo B.V.	Netherlands
INTERNATIONAL WATER CONSULTANT B.V.	Netherlands
Microtek Medical B.V.	Netherlands
Microtek Medical Holding B.V.	Netherlands
NALCO DUTCH HOLDINGS B.V.	Netherlands
NALCO EMEA HOLDINGS BV	Netherlands
NALCO EUROPE B.V.	Netherlands
NALCO EUROPEAN FINANCE B.V.	Netherlands
NALCO GLOBAL HOLDINGS B.V.	Netherlands
NALCO HOLDING B.V.	Netherlands

NALCO INTERNATIONAL HOLDINGS B.V.	Netherlands
NALCO ITALY HOLDINGS B.V.	Netherlands
NALCO NETHERLANDS BV	Netherlands
Nalco Netherlands Services B.V.	Netherlands
NALCO OVERSEAS HOLDING B.V.	Netherlands
Nalco Russian Holding B.V.	Netherlands
NALCO UNIVERSAL HOLDINGS BV	Netherlands
NALCO VENEZUELA HOLDING B.V.	Netherlands
NALCO WORLDWIDE HOLDINGS B. V.	Netherlands
Ecovation Wastewater Treatment Company, Inc.	New York
Ecolab New Zealand	New Zealand
NALCO NEW ZEALAND	New Zealand
Ecolab Nicaragua, S.A.	Nicaragua
NALCO ENERGY SERVICES NIGERIA LIMITED	Nigeria
Kay Chemical Company	North Carolina
Kay Chemical International, Inc.	North Carolina
MOBOTEC AB, LLC	North Carolina
Ecolab a.s.	Norway
NALCO NORGE AS	Norway
Ecolab CDN 2 Co.	Nova Scotia
NALCO CANADA CO.	Nova Scotia
Nalco Tiorco Middle East LLC	Oman
NALCO PAKISTAN (PRIVATE) LIMITED	Pakistan
Claria Panamá, S.A.	Panama
Ecolab S.A.	Panama
NANOSPECIALTIES, LLC	Pennsylvania
Ecolab Perú Holdings S.R.L.	Peru
Ecolab Philippines Inc.	Philippines
NALCO PHILIPPINES INC.	Philippines
NLS REALTY CORPORATION	Philippines
Ecolab Production Poland sp. z o.o.	Poland
Ecolab Services Poland Sp. z o o	Poland
Ecolab Sp. z o o	Poland
NALCO MOBOTEC POLSKA Sp. z o. o.	Poland
Ecolab Hispano Portuguesa, S.A. (Portuguese Branch)	Portugal
NALCO PORTUGUESA (QUIMICA INDUSTRIAL) LTD.	Portugal
Les Produits Chimiques ERPAC Inc.	Quebec
Nalco Osterreich Gesellschaft M.B.H. Belgrade, Republic of Serbia	Republic of Serbia
Ecolab s.r.l.	Romania
NALCO COMPANY OOO	Russian Federation
NALCO ZAO	Russian Federation
ONDEO NALCO ENERGY SERVICES (KAZAN)	Russian Federation
OOO Kogalym Chemicals Plant	Russian Federation
ZAO Ecolab	Russian Federation
Ecolab (St. Lucia) Limited	Saint Lucia
NALCO SAUDI CO. LTD.	Saudi Arabia
Ecolab Hygiene d.o.o.	Serbia
AQUAZUR PTE LTD	Singapore
Ecolab Pte. Ltd.	Singapore
ECOLAB SG 2 PTE. LTD.	Singapore
NALCO ASIA HOLDING COMPANY PTE. LTD.	Singapore
NALCO PACIFIC PTE. LTD.	Singapore
Ecolab s.r.o.	Slovakia (Slovak Republic)
Nalco Osterreich Gesellschaft m. b. h. - Branch Office Slovakia	Slovakia (Slovak Republic)
Ecolab d.o.o.	Slovenia
Ecolab (Proprietary) Limited	South Africa
NALCO AFRICA (PTY.) LTD.	South Africa
NALCO AUSTRALIA PTY LTD	South Wales
NALCO HOLDINGS AUSTRALIA PTY. LIMITED	South Wales
NALCO INVESTMENTS AUSTRALIA PTY LIMITED	South Wales
DERYPOL SA	Spain
Ecolab Hispano Portuguesa, S.L.	Spain
Hicopla SL	Spain
NALCO ESPANOLA MANUFACTURING, S.L.U.	Spain
NALCO ESPANOLA SERVICES, S.L.U.	Spain
NALCO ESPAÑOLA, S.L.	Spain

NALCO HOLDING S.L.U.	Spain
Ecolab AB	Sweden
MOBOTEC EUROPE AB	Sweden
NALCO AB	Sweden
NALCO SERVICES AB	Sweden
Ecolab (Schweiz) GmbH	Switzerland
Ecolab CH 1 GmbH	Switzerland
Ecolab CH 2 GmbH	Switzerland
Ecolab CH 3 GmbH	Switzerland
Ecolab Europe GmbH	Switzerland
Nalco Europe Sàrl	Switzerland
Nalco Schweiz AG branch	Switzerland
Nalco Schweiz GmbH (Nalco Switzerland LLC)	Switzerland
Ecolab Taiwan Limited	Taiwan
NALCO TAIWAN CO., LTD.	Taiwan
Ecolab East Africa (Tanzania) Limited	Tanzania
Century Products, Inc.	Texas
Ecolab Food Safety Specialties Inc.	Texas
OFC Technologies Corp	Texas
Ecolab Limited	Thailand
NALCO INDUSTRIAL SERVICES (THAILAND) CO. LTD.	Thailand
Ecolab (Trinidad and Tobago) Unlimited	Trinidad And Tobago
Trinidad Branch of Nalco Company	Trinidad And Tobago
NALCO ITALIANA SRL (TUNISIA BRANCH)	Tunisia
Ecolab Temizleme Sistemleri Limited Sirketi	Turkey
Nalco Anadolu Kimya Sanayi ve Ticaret Limited Sirketi	Turkey
Ecolab East Africa (Uganda) Limited	Uganda
Ecolab LLC	Ukraine
Ecolab Emirates General Trading LLC	United Arab Emirates
Ecolab Gulf FZE	United Arab Emirates
CALGON EUROPE LIMITED	United Kingdom
Ecolab (U.K.) Holdings Limited	United Kingdom
Ecolab Limited	United Kingdom
Ecolab Powels Hunt	United Kingdom
Enviroflo Engineering Limited	United Kingdom
HOUSEMAN LIMITED	United Kingdom
HYDROSAN LIMITED	United Kingdom
LHS (UK) Limited	United Kingdom
Microtek Medical Europe Limited	United Kingdom
Midland Research Laboratories UK Limited	United Kingdom
NALCO ACQUISITION ONE	United Kingdom
NALCO ACQUISITION TWO LIMITED	United Kingdom
NALCO ENERGY SERVICES LIMITED	United Kingdom
NALCO ENERGY SERVICES MARKETING LIMITED	United Kingdom
NALCO HOLDINGS UK LIMITED	United Kingdom
NALCO INVESTMENTS U.K. LIMITED	United Kingdom
NALCO LIMITED	United Kingdom
NALCO MANUFACTURING LTD.	United Kingdom
Nalco Mobotec (UK) Limited	United Kingdom
NALCO NORTH AFRICA LIMITED	United Kingdom
NALCO SERVICES, LTD.	United Kingdom
NALFLOC LIMITED	United Kingdom
Powles Hunt & Sons International Limited	United Kingdom
Shield Holdings Limited	United Kingdom
Shield Medicare Limited	United Kingdom
Shield Salvage Associates Limited (UK)	United Kingdom
Ecolab S.A.	Uruguay
Ecolab S.A.	Venezuela
NALCO VENEZUELA S. C. A.	Venezuela
VENEZOLANA DE PRODUCTOS QUIMICOS VEPROCA C.A.	Venezuela
Nalco Vietnam Company Limited	Viet Nam
NALCO ENERGY SERVICES FSC, INC.	Virgin Islands (US)
NALCO FOREIGN SALES CORPORATION	Virgin Islands (US)
Ecolab Zimbabwe (Pvt) Ltd.	Zimbabwe

Certain additional subsidiaries, which are not significant in the aggregate, are not shown.